1940 Act

Rule 30b2-1

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Valley Forge Life Insurance Company Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
Alger Portfolios	0000832566	8/17/2012
AllianceBernstein Variable Products Series Fund, Inc.	0000825316	8/23/2012
American Century Variable Portfolios, Inc.	0000814680	8/23/2012
Federated Insurance Series	0000912577	8/23/2012
Fidelity Variable Insurance Products Fund	0000356494	8/17/2012
Fidelity Variable Insurance Products Fund II	0000831016	8/17/2012
Fidelity Variable Insurance Products Fund V	0000823535	8/23/2012
First Eagle Overseas Variable Fund	0001000249	8/22/2012
Franklin Templeton Variable Insurance Products Trust	0000837274	8/30/2012
Janus Aspen Series	0000906185	8/29/2012
Lazard Retirement Series	0001033669	9/10/2012
MFS Variable Insurance Trust	0000918571	8/22/2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	8/24/2012
Universal Institutional Funds	0001011378	9/10/2012
Van Eck VIP Trust	0000811976	9/4/2012

/s/ Lois L. McGuire
Lois L. McGuire
Director
Phoenix Life Insurance Company
Administrator for Valley Forge Life Insurance Company